SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2019

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Victory Park

2323 Victory Avenue, Suite 1200

Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

(214) 265-0880

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 18, 2019, HFF, Inc., a Delaware corporation (the “Company” or “HFF”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jones Lang LaSalle Incorporated, a Maryland corporation (“Parent” or “JLL”), JLL CM, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and JLL CMG, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger LLC”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving corporation (the “Surviving Corporation”), and (ii) following the completion of the Merger, the Surviving Corporation will merge with and into Merger LLC (the “Subsequent Merger”), with Merger LLC surviving the Subsequent Merger and continuing as a wholly owned subsidiary of Parent (the “Surviving Company”).

On July 1, 2019 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, the Merger and the Subsequent Merger were completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and HFF survived the Merger as a wholly owned subsidiary of Parent. Following the completion of the Merger, the Surviving Corporation merged with and into Merger LLC, with Merger LLC surviving the Subsequent Merger and continuing as a wholly owned subsidiary of Parent.

The description of the Merger Agreement and the transactions contemplated thereunder, including the Merger and the Subsequent Merger, in this Current Report on Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2019, and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time on the Closing Date, JLL completed its previously announced acquisition of HFF. As a result of the Merger, HFF became a wholly owned subsidiary of JLL. At the Effective Time, each share of Class A common stock of HFF, par value $0.01 per share (“Company Shares”), issued and outstanding immediately prior to the Effective Time (other than shares held by HFF, JLL or any of their respective subsidiaries and shares held by any holder of Company Shares who was entitled to demand and properly demanded appraisal of such shares under Delaware law) was converted into the right to receive (i) $24.63 per share in cash and (ii) 0.1505 of a share of common stock of JLL, par value $0.01 per share (“Parent Common Stock”) (the “Merger Consideration”). No fractional shares of Parent Common Stock will be issued in the Merger, and holders of Company Shares are entitled to receive cash in lieu of any fractional shares of Parent Common Stock issuable in the Merger.

At the Effective Time, (i) there were no unexercised options to purchase Company Shares granted under any Company stock plan; (ii) each outstanding award of restricted stock units granted pursuant to any Company stock plan (“Company RSUs”) was assumed by Parent and converted into an award of restricted stock units with respect to Parent Common Stock (“Parent RSUs”), subject to the same terms and conditions that applied to the applicable Company RSUs immediately prior to the Effective Time (including, but not limited to, provisions relating to vesting, forfeiture and the effect of termination of employment), with the number of shares of Parent Common Stock subject to each award of Parent RSUs equal to the product of (a) the total number of Company Shares covered by such Company RSUs immediately prior to the Effective Time multiplied by (b) 0.301; and (iii) each outstanding share of restricted Company Shares that was outstanding immediately prior to the Effective Time received the same treatment accorded to Company Shares as specified above.

The Merger Agreement has been referenced in this communication to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, JLL, Merger Sub or Merger LLC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the

Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, JLL, Merger Sub, Merger LLC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or JLL’s public disclosures.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that trading in Company Shares should be suspended and listing of Company Shares on the NYSE should be removed. It is expected that trading of Company Shares on the NYSE will be suspended following the close of trading on July 1, 2019. The Company also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each Company Share issued and outstanding immediately prior to the Effective Time (other than shares held by HFF, JLL or any of their respective subsidiaries and shares held by any holder of Company Shares who was entitled to demand and properly demanded appraisal of such shares under Delaware law) was converted into the right to receive the Merger Consideration.

The information set forth in the Introductory Note above and in Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The foregoing description of the Merger Agreement is not complete and is subject and entirely qualified by reference to the full text of the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

On July 1, 2019, as a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of JLL. JLL paid the cash portion of the Merger Consideration using a combination of proceeds from existing debt facilities and cash on hand.

The information set forth in the Introductory Note and in Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Merger, each of Mark D. Gibson, Deborah H. McAneny, Susan P. McGalla, George L. Miles, Jr., Morgan K. O’Brien, Lenore M. Sullivan, Joe B. Thornton, Jr. and Steven E. Wheeler ceased to be directors of the Company, and members of any committees of the board of directors on which such person served, effective as of the Effective Time. Pursuant to the terms of the Merger Agreement, (i) the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers, respectively, of the Surviving Corporation and (ii) the directors and officers of the Surviving Corporation immediately prior to the effective time of the Subsequent Merger became the directors and officers, respectively, of the Surviving Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation. The certificate of incorporation and bylaws of the Surviving Corporation, each as in effect immediately following the Effective Time, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. Pursuant to the terms of the Merger Agreement, following the completion of the Merger, the Surviving Corporation merged with and into Merger LLC, with Merger LLC surviving as the Surviving Company. The certificate of formation and operating agreement of the Surviving Company, each as in effect immediately following the effective time of the Subsequent Merger, are attached hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 1, 2019, the Company’s 2019 Annual Meeting of Stockholders was held in Dallas, Texas (the “Annual Meeting”). The Company filed its Definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the SEC on May 31, 2019 (the “Definitive Proxy Statement”).

As of the close of business on May 29, 2019, the record date for the Annual Meeting, there were 39,823,827 Company Shares issued and outstanding and entitled to vote at the Annual Meeting. A quorum of 35,649,568 Company Shares was represented in person or by proxy at the Annual Meeting (representing approximately 89.5% of the Company Shares entitled to vote at the Annual Meeting). The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to the following proposals, each of which is described in detail in the Definitive Proxy Statement, is set out below:

1.    Proposal to adopt the Merger Agreement, pursuant to which a wholly owned subsidiary of JLL will merge with and into HFF, with HFF surviving the merger as a wholly owned subsidiary of JLL.

For	Against	Abstain	Broker Non-Votes
31,927,751	105,321	86,893	3,528,603

The proposal to adopt the Merger Agreement was approved, receiving the affirmative vote of approximately 89.6% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting (representing approximately 80.2% of the Company Shares outstanding and entitled to vote at the Annual Meeting).

2.    Proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to HFF’s named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstain	Broker Non-Votes
8,277,881	23,654,735	188,349	3,528,603

The proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to HFF’s named executive officers that is based on or otherwise relates to the Merger was not approved, receiving the affirmative vote of approximately 23.2% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.

3.    Proposal to elect each of Deborah H. McAneny and Steven E. Wheeler, both as Class I directors, for a term expiring upon the earlier of (A) the completion of the Merger and (B) the 2022 annual meeting of stockholders and until each of their respective successors are duly elected and qualified.

	For	Withheld	Abstain	Broker Non-Votes
Deborah H. McAneny	30,892,275	1,228,690	0	3,528,603
Steven E. Wheeler	31,576,207	544,758	0	3,528,603

The proposal to elect each of Deborah H. McAneny and Steven E. Wheeler, both as Class I directors, for a term expiring upon the earlier of (A) the completion of the Merger and (B) the 2022 annual meeting of stockholders and until each of their respective successors are duly elected and qualified, receiving the affirmative vote of approximately 86.7% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, in the case of Deborah H. McAneny, and the affirmative vote of approximately 88.6% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, in the case of Steven E. Wheeler.

4.    Proposal to ratify the appointment of Ernst & Young LLP as HFF’s independent registered certified public accountants for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
35,053,269	589,775	6,524	0

The proposal to ratify the appointment of Ernst & Young LLP as HFF’s independent registered certified public accountants for the year ending December 31, 2019 was approved, receiving the affirmative vote of approximately 98.3% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.

5.    Proposal to approve, by a non-binding advisory vote, the compensation of HFF’s named executive officers.

For	Against	Abstain	Broker Non-Votes
31,221,308	882,091	17,566	3,528,603

The proposal to approve, by a non-binding advisory vote, the compensation of HFF’s named executive officers was approved, receiving the affirmative vote of approximately 87.6% of the Company Shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company on July 1, 2019 announcing the results of the voting at the Annual Meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 18, 2019, by and among Jones Lang LaSalle Incorporated, JLL CM, Inc., JLL CMG, LLC and HFF, Inc.* (Incorporated by reference from the Company’s Current Report on Form 8-K filed March 20, 2019)

3.1	Second Amended and Restated Certificate of Incorporation of HFF, Inc.

3.2	Second Amended and Restated Bylaws of HFF, Inc.

3.3	Certification of Formation of JLL CMG, LLC

3.4	Limited Liability Company Operating Agreement of JLL CMG, LLC

99.1	Press Release issued by the Company on July 1, 2019

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2019

JLL CMG, LLC successor by merger to HFF, Inc.

By:	/s/ Bryan J. Duncan
Bryan J. Duncan
Treasurer